UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2004

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated June 22, 2004, issued by H.B. Fuller Company

Item 9. Regulation FD.

The information set forth under Item 12 below also is intended to be disclosed under this Item 9 and is herby incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On June 22, 2004, H.B. Fuller Company announced its sales and earnings for the second fiscal quarter ended May 29, 2004. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

In addition to disclosing results in accordance with U.S. generally accepted accounting principles (GAAP), the registrant also discloses non-GAAP results that exclude special items principally related to the registrant’s restructuring initiative. The registrant believes that such a presentation provides a useful analysis of the ongoing operating trends for the periods presented.

The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 22, 2004

H.B. FULLER COMPANY

By:	/s/ Patricia L. Jones
Patricia L. Jones Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 22, 2004, issued by H.B. Fuller Company